                                                                  Exhibit 10.59

                                 LOAN AGREEMENT


                           dated as of August 6, 1996


                                     BETWEEN


                                 CITYSCAPE CORP.

                                   as Borrower


                                       and


                             CORESTATES BANK, N.A.,


                                    as Lender




                                   $10,000,000

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
                                TABLE OF CONTENTS

                                                                                             Page
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
ARTICLE I.  DEFINITIONS AND ACCOUNTING TERMS..................................................  1
         Section 1.01.  Definitions  .........................................................  1
         Section 1.02.  Accounting Terms...................................................... 10
         Section 1.03.  Computation of Time Periods........................................... 11
         Section 1.04.  Rules of Construction................................................. 11

ARTICLE II.  THE LOAN......................................................................... 11
         Section 2.01.  The Loan; The Note.................................................... 11
         Section 2.02.  Repayment and Prepayment.............................................. 11
         Section 2.03.  Interest.............................................................. 12
         Section 2.04.  Fees.................................................................. 12
         Section 2.05.  Method of Payment of Interest and Fees................................ 12
         Section 2.06.  Use of Proceeds....................................................... 12

ARTICLE III.  COLLATERAL...................................................................... 12
         Section 3.01.  Grant of Security Interest............................................ 12
         Section 3.02.  Responsibility for Collateral......................................... 14
         Section 3.03.  Representations and Warranties
                          Concerning Collateral............................................... 14
         Section 3.04.  Covenants and Agreements Concerning
                           Collateral......................................................... 16
         Section 3.05.  Uniform Commercial Code Financing
                           Statements......................................................... 17
         Section 3.06.  Collection Rights..................................................... 17
         Section 3.07.  Attorney-in-Fact...................................................... 18
         Section 3.08.  The Borrower Remains Liable........................................... 18

ARTICLE IV.  CONDITIONS PRECEDENT............................................................. 19
         Section 4.01.  Conditions Precedent to the Loan...................................... 19

ARTICLE V.  REPRESENTATIONS AND WARRANTIES.................................................... 20
         Section 5.01.  Formation, Good Standing and Due
                           Qualification...................................................... 20
         Section 5.02.  Power and Authority; No Conflicts..................................... 20
         Section 5.03.  Legally Enforceable Agreements........................................ 20
         Section 5.04.  Litigation............................................................ 20
         Section 5.05.  Financial Statements.................................................. 20
         Section 5.06.  Ownership and Liens................................................... 21
         Section 5.07.  Taxes................................................................. 21
         Section 5.08.  ERISA................................................................. 21
         Section 5.09.  Operation of Business; Prior or Existing
                           Restrictions, Etc.................................................. 21
         Section 5.10.  No Default on Outstanding Judgments or
                           Orders.......................,,.................................... 22
         Section 5.11.  No Defaults on Other Agreements....................................... 22
         Section 5.12.  Labor Disputes and Acts of God........................................ 22
         Section 5.13.  Environmental Protection.............................................. 22

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
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
         Section 5.14.  Management of Borrower................................................ 23
         Section 5.15.  Compliance with Laws.................................................. 23
         Section 5.16.  Solvency.............................................................. 23

ARTICLE VI.  REMEDIES......................................................................... 23
         Section 6.01.  Remedies.............................................................. 23
         Section 6.02.  Application of Proceeds............................................... 24
         Section 6.03.  The Bank May Perform.................................................. 25
         Section 6.04.  The Bank's Duties..................................................... 25
         Section 6.05.  Continuing Security Interest; Transfer
                           of Note............................................................ 25

ARTICLE VII.  MISCELLANEOUS................................................................... 26
         Section 7.01.  No Waiver; Cumulative Remedies........................................ 26
         Section 7.02.  Set-Off............................................................... 26
         Section 7.03.  Amendments............................................................ 26
         Section 7.04.  Costs and Expenses; Indemnification................................... 26
         Section 7.05.  Binding Effect; Assignment;
                           Participation...................................................... 27
         Section 7.06.  Notices............................................................... 27
         Section 7.07.  Usury................................................................. 27
         Section 7.08.  Table of Contents; Headings........................................... 28
         Section 7.09.  Severability ......................................................... 28
         Section 7.10.  Counterparts ......................................................... 28
         Section 7.11.  Integration  ......................................................... 28
         Section 7.12.  GOVERNING LAW......................................................... 28
         Section 7.13.  JURISDICTION; IMMUNITIES.............................................. 28
         Section 7.14.  WAIVER OF JURY TRIAL.................................................. 29

                  LOAN AND SECURITY AGREEMENT dated as of August 6, 1996, by and between CoreStates Bank, N.A. (the "Bank") and CITYSCAPE
CORP. (the "Borrower").


                                   BACKGROUND

                  WHEREAS, the Borrower engages in the business of originating and investing in Mortgage Loans;

                  WHEREAS, the Bank, as a bank and as agent, together with several other lenders, has extended credit to the Borrower under a Revolving Credit, Security and Term Loan Agreement dated as of June 30, 1995 (the "Syndicated Agreement") the terms of which relating to Wet Mortgage Loans are incorporated herein. The Bank has disclosed to the other banks its desire to make this loan and has received the consent and waiver of Majority Banks as defined under the Syndicated Agreement; and

                  WHEREAS, the Bank is willing, subject to the terms and conditions of this Agreement, to make a loan of $10,000,000 (the "Loan") to the Borrower with the Borrower's obligation for repayment of such loan to be secured, as hereinafter described, by Mortgage Loans.

                   NOW, THEREFORE, in consideration of the promises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties agree as follows:


                   ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.01. Definitions. As used in this Agreement, the following terms have the following meanings (terms defined in the singular are to have a correlative meaning when used in the plural and vice versa):

                  "Advance" has the meaning given to such term in
Section 2.01 hereof.

                  "Affiliate" means, with respect to the Borrower, any Person:
(A) which directly or indirectly controls, or is controlled by, or is under common control with the Borrower; (B) which directly or indirectly beneficially owns or holds ten percent or more of any equity or partnership interest of the Borrower; or (C) ten percent or more of the equity or partnership interest of which is directly or indirectly beneficially owned or held by the Borrower.

                  "Agencies" means FNMA or FHLMC.

                  "Agreement" means this Loan and Security Agreement, as amended, supplemented or modified from time to time.

                  "Business Day" means any day on which commercial banks are not authorized or required to close in Pennsylvania.

                  "Closing Date" means August 6, 1996, or such earlier date as the parties shall agree.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated in connection therewith.

                  "Collateral" has the meaning specified in Section 3.01.

                  "Collateral Documents" means the documents underlying the Pledged Mortgage Loans including, but not limited to, the original note, a copy of the mortgage certified by a reputable title insurer or a closing agent as a true and correct copy of the mortgage as filed, an assignment of mortgages in recordable form and such other documentation as required by the Bank.

                  "Collateral Market Value" means the then-current market price obtainable for any Pledged Mortgage as reasonably determined by the Bank, in the commercial markets regularly trading Mortgage Loans of a similar nature.

                  "Collateral Value of Eligible Mortgages" means, with respect to each Eligible Mortgage Loan, an amount as of any date of determination, equal to (i) with respect to Single Family Mortgage Loan 98%, and (ii) with respect to Multi-Family/Mixed Use Mortgage Loans 92% of the lower of: (A) the outstanding principal amount of such loan; or (B) the Collateral Market Value of such loan.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Eligible Mortgage Loan" means (A) with respect to a Conforming Mortgage Loan (as defined in the Syndicated Agreement), a Single Family Mortgage Loan which meets each of the following criteria, as applicable:

                           (1) is one of the following: (a) a Traditional First Mortgage Loan; (b) a FHA Mortgage Loan or VA Mortgage
         Loan; or (c) a Jumbo Mortgage Loan.

                           (2) complies with all requirements (including all covenants, representations and warranties) of this Agreement for the inclusion of such Mortgage Loan as Collateral including all documentary requirements;

                           (3) is effectively pledged to the Bank and in respect of which the Bank has a first perfected Lien not subject to any other Liens or claims of any kind;

                           (4) is subject to a Purchase Commitment;

                           (5) the related Mortgage Note, assignment in recordable form and a certified copy of the mortgage are either held by the Bank pursuant to this Agreement or are pledged as Collateral in accordance with the Wet Closing provisions enumerated in SECTION 4.05 of the Syndicated Agreement;

                           (6) was delivered to the Bank as Collateral within five Business Days after the date of its funding and has not remained as Collateral for more than thirty days from the date of delivery;

                           (7) will fully amortize within thirty years or less after the date of origination and is not subject to any negative amortization;

                           (8) is a first Lien on a Single Family Residence;

                           (9) is secured by a Single Family Residence which is
         (1) an owner-occupied primary residence or (2) a second home;

                           (10) not more than 21 days have elapsed from the date such Mortgage Loan was delivered to an Investor for examination and purchase;

                           (11) not more than five business days have elapsed from the date a Collateral document with respect to such Mortgage Loan was delivered to the Borrower for correction or completion without the return thereof to the Bank;

                           (12) is not a Wet Mortgage Loan in respect of which the Bank has not received all Collateral documents required to be delivered to the Bank within five Business Days after the funding of such Wet Mortgage Loan or which do not comply fully with the Wet Closing provisions enumerated in SECTION 4.05 of the Syndicated Agreement; and

                           (13) is not a Mortgage Loan which the Bank notifies the Borrower that, in the Bank's reasonable opinion, is not satisfactory as Collateral; and

                  (B) with respect to a Non-Conforming Mortgage Loan, a Mortgage Loan which meets each of the following criteria, as applicable:

                           (1) is one of the following: (a) a Schedule A Mortgage Loan, (b) a Special Category Mortgage Loan (as such term is defined in the Syndicated Agreement), or (c) a Multi-Family/Mixed Use Mortgage Loan.

                           (2) complies with all requirements (including all covenants, representations and warranties) of this Agreement for the inclusion of such Mortgage Loan as Collateral including all documentary requirements;

                           (3) has been properly closed, issued and validly authorized by, and is enforceable against, all parties thereto and constitutes the item of Collateral purported to be represented by the documents, instruments and agreements relating thereto delivered to the Bank and/or pledged to the Bank;

                           (4) is effectively pledged to the Bank and in respect of which the Bank has a first perfected Lien not subject to any other Liens or claims of any kind;

                           (5) the related Mortgage Note, assignment in recordable form and a certified copy of the mortgage are held by the Bank prior to funding or are pledged as Collateral in accordance with the Wet Closing provisions enumerated in Section 4.05 of the Syndicated Agreement; or, if the Mortgage Loan was originated by a Person other than the Borrower, (1) the related Mortgage Note, assignment in recordable form and the mortgage (or a certified copy thereof) are held by the Bank prior to the Bank's disbursing of any advance with respect thereto and (2) such Mortgage Loan was not originated or purchased by the Borrower more than 45 days prior to the date of the Bank's receipt of the related Mortgage Note;

                           (6) is not in payment default for a period of sixty days or more;

                           (7) will fully amortize within thirty years or less after the date of origination; is not subject to any negative amortization and is not a balloon Mortgage Loan the amortization of which the Bank finds unacceptable;

                           (8) is a first or second Lien (except that Multi-Family/Mixed Use loans may only be first Liens);

                           (9) is secured by a premise which is (1) an owner-occupied primary residence; (2) a second home or investor property; or (3) a Multifamily/Mixed Use Property;

                           (10) not more than five business days have elapsed from the date a Collateral document with respect to such Mortgage Loan was delivered to the Borrower for correction or completion without the return thereof to the Bank; and

                           (11) is not a Mortgage Loan which the Bank notifies the Borrower that, in the Bank's reasonable opinion, is not satisfactory as Collateral.

                  "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

                  "Environmental Law" means any Law relating to pollution or the environment, including, without limitation, Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the workplace, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                  "Environmental Notice" means any complaint, order, citation, letter, inquiry, notice or other written communication from any Person (1) affecting or relating to the Borrower's compliance with any Environmental Law in connection with any activity or operations at any time conducted by the Borrower, (2) relating to the occurrence or presence of or exposure to or possible or threatened or alleged occurrence or presence of or exposure to Environmental Discharges or Hazardous Materials at any of the locations or facilities of the Borrower, including, without limitation (a) the existence of any contamination or possible or threatened contamination at any such location or facility and (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof; and (3) any violation or alleged violation of any relevant Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulation promulgated thereunder.

                  "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

                  "Escrow Deposits" means all monies held by the Borrower representing principal, interest, tax, insurance and other deposits or payments made by mortgagors under Mortgage Loans.

                  "FHA" means the Federal Housing Administration and its successors.

                  "FHA Mortgage Loan" means a Mortgage Loan which satisfies all applicable rules and requirements to be insured by the FHA and which is insured by the FHA.

                  "FHLMC" means the Federal Home Loan Mortgage
Corporation.

                  "Fiscal Year" means each period from January 1 to December 31.

                  "FNMA" means the Federal National Mortgage Association and its successors.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Good Faith Contest" means the contest of an item if, in the Bank's sole determination: (1) the item is diligently contested in good faith by appropriate proceedings timely instituted; (2) adequate reserves are established on the books of the Borrower with respect to the contested item; (3) during the period of such contest, the enforcement of any contested item is effectively stayed; and (4) the failure to pay or comply with the contested item could not result in a Material Adverse Change.

                  "Governmental Approvals" means any authorization, consent, approval, license, permit, certification, or exemption of, registration or filing with or report or notice to, any Governmental Authority.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including, without limitation, asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

                  "HELOC Mortgage Loan" means "home equity line of credit" and is a loan which is made pursuant to an open-end credit plan, as that term is defined in Regulation Z, Section 226.2(a), which loan is secured by the mortgagor's dwelling.

                  "Jumbo Mortgage Loan" means with respect to Conforming Mortgage Loans an Eligible Residential Mortgage Loan in a principal amount equal to or greater than the limits established from time to time by FNMA or FHLMC for sale to FNMA or FHLMC but which Eligible Residential Mortgage Loan in all other respects satisfies the requirements for sale to FNMA and FHLMC.

                  "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority, including any judicial or administrative order, consent decree or judgment.

                  "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

                  "Loan" has the meaning specified in the Background Section hereof.

                  "Loan Documents" means this Agreement, the Note, each Monthly Collateral Report, and the UCC-1 financing statements delivered in connection with this Agreement, together with any and all documents, instruments and materials issued, executed and/or delivered by the Borrower in connection with any of the foregoing together with all amendments, restatements, and modifications thereof.

                  "Material Adverse Change" means (1) a material adverse change in the status of the business, results of operations, condition (financial or otherwise), property or prospects of Borrower, (2) any event or occurrence of whatever nature which could have a material adverse effect on Borrower's ability to perform their obligations under the Loan Documents or (3) any material adverse change in the Collateral or any event or occurrence of whatever nature which could have a material adverse effect or result in a material adverse change in the value, enforceability, collectability or the nature of the Collateral.


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                  "Monthly Collateral Report" means the report, in form
acceptable to the Bank in its sole discretion, to be delivered by the Borrower on a monthly basis to the Bank pursuant to Section 3.04 hereof.

                  "Mortgage" means a mortgage, deed of trust, security deed or similar lien encumbering real property securing a Mortgage Loan.

                  "Mortgage Loan" means a loan which is secured by a first or second Mortgage.

                  "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a mortgagor on a Mortgage Loan.

                  "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Multifamily/Mixed Use Mortgage Loan" means a Mortgage Loan which is secured by a Mortgage which is a first lien on a Multifamily/Mixed Use Property.

                  "Multifamily/Mixed Use Property means a completed structure which satisfies the definitions, and fully complies with the guidelines, contained in Attachment B to the Syndicated Agreement.

                  "Non-Conforming Mortgage Loan" means either a Schedule A Mortgage Loan or a Special Category Mortgage Loan.

                  "Note" has the meaning specified in Section 2.01.

                  "Obligations" means (1) each and every obligation, covenant and agreement of the Borrower now or hereafter existing contained in this Agreement, and any of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including but not limited to all indebtedness, obligations and liabilities of Borrower to the Bank now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith, (2) all sums advanced in accordance with this Agreement by or on behalf of the Bank to protect any of the Collateral purported to be covered hereby, and (3) any amounts paid by the Bank in preservation of any of the Bank's rights or interest in the Collateral, together with interest on such amounts from the date such amounts are paid until reimbursement in full at a rate per annum equal at all times to the Default Rate; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Borrower under any instrument now or hereafter evidencing or securing any of the foregoing.

                  "Operating Account" means the demand deposit account established by the Borrower with the Bank for use by the Borrower for its general business operations and for the payment to the Bank, by automatic debit, of interest, fees and any other amounts payable from time to time hereunder.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

                  "Pledged Mortgage" means a mortgage underlying a Pledged Mortgage Loan.

                  "Pledged Mortgage Loans" means all of the Mortgage Loans pledged to the Bank hereunder as set forth on a loan request.

                  "Presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

                  "Prime Rate" means at any time for the determination thereof the rate of interest for loans which the Bank publicly announces from time to time as its prime rate, such rate to change on the same date as the Bank announces a change in its prime rate. The rate announced by the Bank as its prime rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial loans or other loans at rates of interest at, above or below such rate. The interest rate payable on the Loan shall change immediately with each change in the Bank's Prime Rate.


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
                  "Prohibited Transaction" means any transaction set forth in
Section 406 of ERISA or Section 4975 of the Code.

                  "Schedule A Mortgage Loan" means a Mortgage Loan which fails to satisfy all of the requirements for sale to FNMA or FHLMC under their standard mortgage loan purchase programs, but which satisfies all of the applicable requirements of the Borrower's credit underwriting guidelines set forth on Attachment A to the Syndicated Agreement.

                  "Single Family Mortgage Loan" means a Mortgage Loan which is secured by a Mortgage which is a first or second Lien on a Single Family Residence.

                  "Single Family Residences" means completed one to four family residential dwellings and property related thereto.

                  "Subsidiary" means, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

                  "Syndicated Agreement" has the meaning given to such term in the Background Section hereof.

                  "Taxes" means taxes of the Borrower or of the Partners, as determined in accordance with GAAP.

                  "Traditional First Mortgage Loan" means a Mortgage Loan which
(1) is a first Lien on a Single Family Residence, (2) is neither insured by the FHA nor guaranteed by the VA, (3) matures in thirty (30) years or less, (4) bears interest at a current market rate at the time of origination, and (5) satisfies all requirements for sale to FNMA and FHLMC or any other Investor's Conforming Loan programs.

                  "UCC" means the Pennsylvania Uniform Commercial Code in effect on the date hereof.

                  "VA" means the Veterans Administration and its successors.

                  Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, consistently applied.

                  Section 1.03. Computation of Time Periods. Except as otherwise provided in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

                  Section 1.04. Rules of Construction. When used in this
Agreement: (1) a reference to time shall be the time in Philadelphia, Pennsylvania; (2) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (3) a reference to a day shall be a calendar day unless Business Day is specified.


                              ARTICLE II. THE LOAN

                  Section 2.01. The Loan; The Note. Subject to and upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties set forth herein, the Bank agrees to lend to the Borrower the lesser (i) of $10,000,000 and (ii) the Collateral Value of Eligible Mortgage Loans as have been pledged to the Bank pursuant hereto. The Loan shall be made available to the Borrower on the Closing Date and may be advanced in one or more advances (each an "Advance") from and after the Closing Date, provided that in no event shall the aggregate amount of all Advances hereunder exceed the Collateral Value of Eligible Mortgages pledged hereunder. Advances shall be requested and advanced in the manner set forth in the Syndicated Agreement. The Borrower's obligation to repay the amounts outstanding under the Loan shall be evidenced by a demand promissory note (the "Note") in the form attached hereto as Exhibit "A".

                  Section 2.02. Repayment and Prepayment. (A) Repayment on Demand. All outstanding principal, together with all accrued and unpaid interest and any accrued and unpaid fees or other amounts due hereunder, shall be immediately due and payable upon demand by the Bank.

                  (B) Voluntary Repayment. The Borrower may repay the Loan at any time provided that any repayment is accompanied by all accrued and unpaid interest and any accrued and unpaid fees or expenses. Amounts repaid may be reborrowed subject to the terms and conditions set forth in this Agreement.

                  (C) Mandatory Repayment. To the extent one or more Pledged Mortgage Loans cease to be Eligible Mortgage Loans, the Borrower shall immediately repay the Loan in an amount sufficient to cause the amount of the Loan then outstanding to be less than the aggregate Collateral Value of Eligible Mortgage Loans.

                  Section 2.03. Interest. The Borrower will pay interest on the principal balance of the Loan at the Bank's Prime Rate plus .25% in arrears, on the earlier of (i) first day of each month that the Loan is outstanding and (ii) demand. From and after the date on which demand is made for repayment, interest shall be payable at the Bank's Prime Rate plus 2.25%. All calculation of interest shall be made on the basis of 360 day years for the actual number of days elapsed.

                  Section 2.04. Fees. The Borrower shall pay to the Bank a fee of $25,000 on the Closing Date. The Borrower's payment, and the Bank's receipt, of any fees under this Agreement shall not constitute an agreement by the Bank to extend credit to the Borrower on any basis other than a "Demand" basis.

                  Section 2.05. Method of Payment of Interest and Fees. The Borrower shall make payment of interest, fees, and other amounts under this Agreement and under the Note by means of the Bank's direct charge to the Operating Account. The Borrower hereby authorizes the Bank to make such charges from the Operating Account and in the event there are insufficient funds in the Operating Account at the time the Bank attempts to make the charge, the Bank may charge from time to time against any account the Borrower maintains with the Bank the amount so due. Except to the extent provided in this Agreement, whenever any payment to be made under this Agreement or under the Note shall be stated to be due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

                  Section 2.06. Use of Proceeds. The Borrower will only use the proceeds of the Loan to originate or purchase Mortgage Loans. The Borrower will not, directly or indirectly, use any part of such proceeds: (x) for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or (y) to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.


                            ARTICLE III. COLLATERAL.

                  Section 3.01. Grant of Security Interest. In order to secure the payment and performance in full of the Loan and the Obligations, the Borrower hereby assigns and pledges to the Bank and hereby grants to the Bank a security interest in and to the following, whether now owned or hereafter acquired by the Borrower (the "Collateral"):

                           (a) All Pledged Mortgage Loans and the Mortgage Note, Mortgages, and other collateral Documents evidencing said Pledged Mortgage Loans, and all instruments, general intangibles, property rights, proceeds and payments relating thereto, including without limitation the following:

                                    (1) All payments and prepayments of
         principal, interest, and other income due or to become due on the Pledged Mortgage Loans and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of the Borrower in and to such property;

                                    (2) All Liens with respect thereto or as
         security therefor;

                                    (3) All hazard insurance policies, title
         insurance policies or condemnation proceeds with respect thereto;

                                    (4) All prepayment premiums and late payment
         charges with respect thereto;

                                    (5) All real estate acquired by the Borrower
         by deed in lieu of foreclosure or by foreclosure attributable to any such Pledged Mortgage Loan;

                                    (6) All right, title and interest of the
         Borrower in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and related data of the Borrower with respect to such Pledged Mortgage Loans;

                                    (7) The proceeds from the sale or
         securitization of any Collateral;

                                    (8) All business records, computer tapes,
         software, microfiche, etc., necessary to identify and locate the Collateral.

                                    (9) All proceeds of any and all of the
         foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in any of the clauses of this Section 3.01 and, to the extent not otherwise included, all payments under insurance (whether or not the Bank or the Borrower is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral; and

                                    (10) Subject to the terms of the Syndicated
         Agreement, all cash from time to time deposited in any deposit account of the Borrower with the Bank.

                  Section 3.02. Responsibility for Collateral. To the extent required by Section 9-207 of the Uniform Commercial Code or other applicable law, the Bank shall use reasonable care in the care, transmittal, custody and preservation of Collateral in its possession; reasonable care shall be deemed to be such care that the Bank exercises in the transmittal, care, preservation and custody of its own property of a similar nature. Notwithstanding the foregoing, the Bank shall have (1) no responsibility with respect to the risk of accidental loss or damage to Collateral in its possession, (2) no obligation to provide insurance for or in respect of the Collateral and (3) no responsibility for Collateral not in its possession. The Bank shall have no fiduciary responsibility or duty to the Borrower with respect to the care, preservation, holding, maintenance or transmittal of the Collateral delivered to the Bank or any other Person.

                  Section 3.03. Representations and Warranties Concerning Collateral. The Borrower hereby represents and warrants to the Bank:

                           (A) Ownership; No Liens; Pledge to the Bank. The Borrower is the legal and equitable owner of the Pledged Mortgage Loans and all other items of Collateral related thereto (subject only to the security interests in Collateral other than Mortgage Loans granted under the Syndicated Agreement), free and clear of all Liens, except for the Lien granted under this Agreement. Such Pledged Mortgage Loans and other items of Collateral related thereto have been duly authorized and validly issued by the Borrower thereunder and all items of Collateral (a) comply, as applicable, with the requirements of this Agreement, including those required for inclusion as Eligible Mortgage Loans to the extent that the Borrower includes such Mortgage Loans in its calculations of Eligible Mortgage Loans, and (b) have been validly pledged or assigned to the Bank, subject to no other Liens, and the Bank has a first perfected Lien therein within the meaning of the applicable Uniform Commercial Code. The Borrower has the full right and authority to pledge the Collateral pledged by it hereunder and has not pledged the Collateral, or any part thereof, to any other Person.

                           (B) Compliance with Laws; Enforceability;
         Modification; Required Documents, Etc. Each Pledged Mortgage Loan and documents related thereto (1) has been made in compliance, in all respects, with all requirements of the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Federal Truth-In-Lending Act and all other applicable Laws, (2) is genuine, valid, duly authorized, properly executed, properly recorded (or duly delivered to the appropriate recording office for recordation) and enforceable in accordance with its terms, without defense or offset, (3) has not been modified or amended and has not had any requirements thereof waived except for minor modifications in the ordinary course of the Borrower's business which do not in any event materially adversely affect the value or marketability of the relevant item of Collateral, (4) complies with the terms of this Agreement, (5) has been fully advanced in the respective face amounts thereof and (6) is secured by a Mortgage which is a first or second Lien on the respective Single Family Residence or Multi-Family/Mixed Use Property. With respect to each such Pledged Mortgage, the Borrower has in its possession all documents and instruments required to be possessed by the Borrower (x) under this Agreement, and (y) under FNMA's or FHLMC's rules, regulations or guidelines, if applicable, other than those documents and instruments which are in the possession of the Bank.

                           (C) Defaults. No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under any Pledged Mortgage Loan for a period in excess of sixty days.

                           (D) Insurance Relating to Pledged Mortgages. All fire and casualty policies covering the premises encumbered by such Mortgage included in the Pledged Mortgage Loans (a) name the Borrower as the insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, (b) are in full force and effect, and (c) afford insurance against fire and such other hazards as are usually insured against in the broad form of extended coverage insurance from time to time available. All flood, title and other insurance policies (including required private mortgage insurance) (i) name the Borrower as an additional insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, or in the case of title insurance, the insured mortgagee, (ii) are in full force and effect, and (iii) afford insurance against the hazards and risks required to be insured against by either Agency or prudent underwriting practices. The Borrower has complied with all requirements of the Agencies for obtaining insurance with respect to such Pledged Mortgage.

                           (E) Escrow Deposits. All Escrow Deposits are held by the Borrower or its servicer in accordance with applicable Laws and any agreements relating to same and have been and will be applied to the obligations for which they were deposited in accordance with any agreements relating to same.

                  Section 3.04. Covenants and Agreements Concerning Collateral. The Borrower covenants and agrees as follows:

                           (A) Defense of Interests. It will defend the right, title and interest of the Bank in and to the Pledged Mortgage Loan, the Pledged Mortgages and all other items of Collateral against the claims and demands of all Persons.

                           (B) Modification; Etc. Except as provided in Section 3.03(B)(3), it shall not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgage Loan or Pledged Mortgages or other Collateral, or any rights related to any of the foregoing.

                           (C) Sale or Encumbrance. Other than under the Syndicated Agreement, it shall not sell, option, assign, transfer or otherwise alienate any Collateral, other than in the ordinary course of its business and in accordance with the terms and provisions of this Agreement, or permit any Collateral or any interest therein to be subject to a Lien, except the Lien granted under this Agreement.

                           (D) Performance under Servicing Contracts; Escrow Deposits. It shall cause all Pledged Mortgage Loans to be serviced in accordance with its standard requirements. It, or its servicer shall hold all Escrow Deposits in accordance with all applicable Laws and all agreements relating to such Escrow Deposits, without commingling the same with non-escrow funds, and the Borrower or its servicer shall hold and apply the same for the purposes for which such Escrow Deposits were collected in accordance with all applicable Laws and agreements.

                           (E) Failure to Qualify as Eligible Mortgage Loan. The Borrower shall immediately notify the Bank of (1) any default under any Pledged Mortgage Loan which continues beyond sixty days, (2) the failure of any item of Collateral to satisfy any other requirement of this Agreement as an Eligible Mortgage Loan, and (3) any other matter which has a Material Adverse Effect on the Collateral.

                           (F) Further Assurances. From time to time, at the expense of the Borrower (including the payment of all filing fees whether the items are filed by the Borrower or by the Bank), the Borrower will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that the Bank may request, in order to preserve, perfect and protect any Lien granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Bank may request, in order to perfect and preserve the Lien granted or purported to be granted to the Bank hereby.

                           (G) Inspection. The Bank or a representative thereof, shall have the right at any reasonable time from time to time to enter such Borrower's premises to inspect the Collateral, documents and agreements related thereto and the records relating to the Collateral. The Bank shall have the right to make abstracts or photocopies from or of such Borrower's books and records pertaining to the Collateral and the cost and expense of such abstracts and photocopy for the Bank shall be borne by the Borrower.

                           (H) Monthly Collateral Reports. On the 15th day of any month in which the Loan is outstanding, the Borrower shall deliver to the Bank a Collateral Report in respect of the Collateral (the "Monthly Collateral Report") in form and substance acceptable to the Bank in its sole discretion.

                  Section 3.05. Uniform Commercial Code Financing Statements. The Bank is hereby authorized to file in the name of the Borrower, without the need for the Borrower's signature thereto, such UCC financing statements, amendments thereto and continuations thereof which the Bank at any time determines is necessary to perfect or better assure the Lien and other benefits intended to be afforded hereby. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  Section 3.06. Collection Rights. Unless and until repayment is demanded by the Bank hereunder, the Borrower shall be entitled to receive and collect directly all principal and interest payable to the Borrower in respect of the Collateral and to exercise all voting or consensual powers in respect of the Collateral in a manner not inconsistent with the terms of this Agreement. Upon demand for repayment, the Bank shall be entitled to receive and collect all sums payable to the Borrower in respect of the Collateral, and in such case (i) the Bank may, in the Bank's name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (ii) the Borrower shall forthwith pay to the Bank at its principal office all amounts thereafter received by the Borrower upon or in respect of any of the Collateral, advising the Bank as to the source of such funds, and (iii) all amounts so received and collected by the Bank shall be held by the Bank as part of the Collateral.

                  Section 3.07. Attorney-in-Fact. The Bank is hereby appointed the agent and attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Agreement, taking any action and executing any instruments which the Bank may deem necessary or advisable to accomplish the purposes hereof and to obtain for the Bank, the benefits of this Agreement, the other Loan Documents, the Collateral and the security intended to be provided to the Bank hereby and thereby, which agency and appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power in the place and stead of the Borrower, and in the name of the Borrower or otherwise (from time to time and without prior notice to or consent from the Borrower, and without releasing or in any manner affecting the Borrower's Obligations hereunder): (i) to receive, endorse and collect all checks, drafts or chattel paper made payable to the order of the Borrower (provided that all such endorsements recite that they are made without recourse) representing any payment on account of the principal, interest or other amount on any of the Pledged Mortgages or other items of Collateral, to give full discharge for the same and to complete any endorsements or assignments made in blank or which are undated or otherwise incomplete or to execute new endorsements (provided that all such endorsements recite that they are made without recourse) or assignments to any Persons, (ii) to ask, demand, collect, sue for, recover, compound, receive and give, acquitances and receipts for moneys due and to become due under or in respect of any of the Collateral,
(iii) to file any claims or take any action or institute any proceedings which the Bank deems necessary or desirable for the collection or completion of, or perfection of its interest in any of the Collateral or otherwise to enforce the rights of the Borrower or the Bank with respect to any of the Collateral, this Agreement or the other Loan Documents, including, without limitation, the endorsement of any Mortgage Note, and the creation, execution and recording of any Assignment of Mortgage for any Pledged Mortgage and (iv) if the Borrower fails to perform any obligation under this Agreement or the other Loan Documents, to perform or cause performance of such obligation.

                  Section 3.08. The Borrower Remains Liable. Anything herein to the contrary notwithstanding: (i) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by the Bank of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and (iii) the Bank shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Bank be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                        ARTICLE IV. CONDITIONS PRECEDENT

                  Section 4.01. Conditions Precedent to the Loan. The obligation of the Bank to make the Loan is subject to the condition precedent that the Bank shall have received on or before the Closing Date each of the following documents, in form and substance satisfactory to the Bank and its counsel, and each of the following requirements shall have been fulfilled:

                           (A) Resolutions. A duly executed resolution of the board of directors of the Borrower authorizing the transaction contemplated hereby;

                           (B) Note. The Note duly executed by the Borrower;

                           (C) Financing Statements, Etc. (i) Duly executed financing statements (UCC-1) to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Bank, desirable to perfect the Lien created by this Agreement; (ii) duly executed copies of the termination statements (UCC-3) to be filed under the Uniform Commercial Code of all jurisdictions necessary, or in the opinion of the Bank, desirable to terminate any Liens in favor of any party other than the Bank; and (iii) Uniform Commercial Code searches identifying all of the financing statements on file with respect to the Borrower in all jurisdictions referred to under (a);

                           (D) Fees. All fees, costs and expenses payable to the Bank, and its legal counsel, Drinker Biddle & Reath required to be paid at or prior to the closing of the transactions contemplated hereby, shall have been paid in full on the Closing Date.

                           (E) Receipt of Pledged Mortgage Loans and Collateral Documents. The Bank shall have received all of the Pledged Mortgage Loans and Collateral Documents and such documentation shall be acceptable to the Bank in its sole discretion; and

                           (F) Additional Documentation. Such other approvals, opinions or documents as the Bank may reasonably request.

                    ARTICLE V. REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants that:

                  Section 5.01. Formation, Good Standing and Due Qualification. The Borrower is duly formed, validly existing and has all required authority to transact business under the laws of the jurisdiction of its formation, has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified to transact its business under the laws of each other jurisdiction in which such qualification is required or where such qualification is necessary to permit the Borrower to enforce any Mortgage Loan.

                  Section 5.02. Power and Authority; No Conflicts. The execution, delivery and performance by the Borrower of the Loan Documents to which the Borrower is a party have been duly authorized and do not and will not:
(i) contravene the Borrower's Articles of Incorporation and ByLaws; (ii) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by this Agreement), registration, consent or approval under any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower; (iii) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; (iv) result in, or require, the creation or imposition of any Lien (other than as created under this Agreement) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; or (v) cause the Borrower to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

                  Section 5.03. Legally Enforceable Agreements. Each Loan Document to which the Borrower is a party is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  Section 5.04. Litigation. There are no actions, suits or proceedings pending or threatened, against or affecting the Borrower before any court, governmental agency or arbitrator, which could, in any one case or in the aggregate, result in a Material Adverse Change.

                  Section 5.05. Financial Statements. All financial information furnished to the Bank concerning the operations of the Borrower, fairly present the financial condition of the

Borrower at such dates and the results of its operations for the periods covered by such statements. No information, exhibit, or report furnished by any of the Borrower to the Bank in connection with this Agreement, or otherwise, contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

                  Section 5.06. Ownership and Liens. The Borrower has title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in its financial statements subject only to the liens described therein.

                  Section 5.07. Taxes. The Borrower has filed all tax returns (federal, state and local) required to be filed and have paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

                  Section 5.08. ERISA. The Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any ERISA Affiliate of the Borrower has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no unfunded vested liabilities; and neither the Borrower nor any ERISA Affiliate of the Borrower has incurred any liability to the PBGC under ERISA.

                  Section 5.09. Operation of Business; Prior or Existing Restrictions, Etc. The Borrower possesses all licenses, qualifications (including licenses and qualifications required in each state where each Single Family Residence securing each Mortgage Loan acquired or originated by such Borrower is located), Agency approvals, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct the Borrower's business substantially as now conducted and as presently proposed to be conducted and the Borrower is not in violation of any valid rights of others with respect to any of the foregoing. The Borrower has disclosed all written reports, actions and/or sanctions of any nature threatened, and all reviews, investigations, examinations, audits, actions and/or sanctions that have been undertaken and/or imposed as of the date of this Agreement and of which it has knowledge, by any federal or state agency or instrumentality (including any Agency) with respect to either the lending or related financial operations of each the Borrower. The Borrower is not operating under any type of agreement or order (including, without limitation, a supervisory agreement, memorandum of understanding, cease and desist order, capital directive, supervisory directive, or consent decree) with any state or federal banking department or government banking or other agency or instrumentality (including any Agency), and the Borrower is in compliance with any and all capital, leverage or other financial standards and requirements imposed by any applicable regulatory authority, agency or instrumentality, including any Agency.

                  Section 5.10. No Default on Outstanding Judgments or Orders. The Borrower has satisfied all judgments and the Borrower is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

                  Section 5.11. No Defaults on Other Agreements. The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any certificate of incorporation or restriction that would be violated by the transaction completed herein. The Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which could result in a Material Adverse Change.

                  Section 5.12. Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower has been and continues to be affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hurricane, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance.

                  Section 5.13. Environmental Protection. The Borrower has obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization could not result in a Material Adverse Change. The Borrower is compliance with all Environmental Laws and the terms and conditions of the required permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those Laws or contained in any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply could not result in a Material Adverse Change. The Collateral contains no

Hazardous Materials that, under any Environmental Law currently in effect, (i) would impose liability on the Borrower that could result in a Material Adverse Change, or (ii) could result in the imposition of a Lien on the Collateral or any portion thereof or any other assets of the Borrower, in each case if not properly handled in accordance with applicable Law.

                  Section 5.14. Management of Borrower. As of the Closing Date, there has been no change in the management of the Borrower.

                  Section 5.15. Compliance with Laws. The Borrower and the operation of its business are in compliance with all applicable Laws.

                  Section 5.16. Solvency. To the best of the Borrower's knowledge, the Borrower is, and after receipt of the Loan will be, solvent such that: (i) the fair value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of the Borrower) is greater than the total amount of its liabilities, including without limitation, contingent liabilities, (ii) the present fair salable value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of the Borrower) is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, and (iii) it is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business. The Borrower (i) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay when such debts and liabilities mature, and (ii) is not engaged in a business or transaction, or about to engage in a business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in industry in which it is engaged. For purposes of this Paragraph 5.16, in computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual mature liability.


                              ARTICLE VI. REMEDIES

                  Section 6.01. Remedies. If the Borrower should fail to repay the Loan immediately upon demand, the Bank may, immediately and without further notice, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, at Law or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the applicable UCC applies to the affected Collateral) and also may (i) require the Borrower to, and the Borrower agrees that it will at its expense and upon request of the Bank forthwith, assemble all or part of the Collateral as directed by the Bank and make it available to the Bank at a place to be designated by the Bank, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other commercially reasonable terms. The Borrower agrees that, to the extent notice of sale shall be required by Law, five days prior notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Bank, be held by the Bank in Cash as Collateral for, and/or then or at any time thereafter applied in accordance with the terms of Section 8.03 in whole or in part by the Bank against, all or any part of the Obligations in such order as the Bank shall elect.

                  Section 6.02. Application of Proceeds. The proceeds of any sale or enforcement of all or any part of the Collateral shall be applied by the Bank:

                  First, to the payment of the costs and expenses incurred by the Bank in connection with such sale or enforcement of any rights and benefits afforded hereby, by any other Loan Documents or at Law, of the Liens granted hereunder of all or any part of the Collateral or of the Liens, Collateral, any guaranty or other assurances granted under the other Loan Documents, all costs and expenses incurred in collecting, maintaining and preserving the Collateral, the enforcement of this Agreement, the Note and the other Loan Documents, including payment to the Bank's agents and counsel in accordance with Section 7.04, and all expenses, liabilities and advances made or incurred by such parties in connection therewith;

                  Second, to the payment of all accrued and unpaid interest due and owing on the Loan;

                  Third, to the payment of all unpaid principal of the Loan;

                  Fourth, to the payment of all other amounts owed by the Borrower in respect of the Loan Documents; and

                  Finally, to the payment to the Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

If the proceeds of any such sale are insufficient to cover the amounts described in clauses First through Fourth, inclusive, above, the Borrower shall remain liable for any deficiency.

                  Section 6.03. The Bank May Perform. If the Borrower fails to perform any agreement contained in this Agreement, the Bank may itself perform (but shall not be obligated to perform), or cause performance of, such agreement, and the expenses of the Bank incurred in connection therewith shall be payable by the Borrower under Section 7.04.

                  Section 6.04. The Bank's Duties. The powers conferred on the Bank under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  Section 6.05. Continuing Security Interest; Transfer of Note. This Agreement creates a continuing Lien on and security interest in the Collateral and shall (i) remain in full force and effect until payment in full of all the Obligations to the Bank, (ii) be binding upon the Borrower, and its successors and assigns, and (iii) inure to the benefit of the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Bank may assign or otherwise transfer any document evidencing any Obligation held by it to its successors or any Affiliate, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Bank herein or otherwise. Upon the payment in full of the Obligations, the Lien granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Bank will, at the Borrower' expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

                           ARTICLE VII. MISCELLANEOUS

                  Section 7.01. No Waiver; Cumulative Remedies. No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No waiver of any provision hereof shall be effective unless the same shall be in writing and signed by the Bank. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. In the event of a dispute between the Borrower and the Bank concerning the principal amount outstanding hereunder, the interest rates applicable thereto, the payment of principal, interest and other amounts hereunder, or concerning similar factual matters, absent manifest error, the books and records of the Bank shall be prima facie presumed to be correct.

                  Section 7.02. Set-Off. The Borrower agrees that, in addition to (and without limitation of) any right of setoff, bankers' lien or counter-claim the Bank may have, the Bank shall have a right of setoff against, and a Lien upon all property of all of the Borrower now or at any time in the possession including, but not limited to, the Borrower's interest in any deposit account, as security for all Obligations subject only to the Syndicated Agreement. In the event that the Bank exercises such rights, the Bank will, to the fullest extent permitted by law, apply the proceeds to the payment of its portion of the Obligations hereunder prior to applying any such amount against amounts due from the Borrower in connection with other transactions outside of this Agreement.

                  Section 7.03. Amendments. Any of the provisions of this Agreement may be waived, modified or amended in writing by any agreement or agreements entered into by the Borrower and the Bank.

                  Section 7.04. Costs and Expenses; Indemnification. The Borrower agrees to pay on demand (A) all reasonable costs and expenses of the Bank in connection with the preparation, printing, execution, delivery and administration of this Agreement, the Note, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of the Bank's counsel with respect thereto; all reasonable fees and expenses relating to any special audit or audits, investigations, examinations, or the like, of the finances or operations of the Borrower conducted by the Bank or the Bank's representatives), (B) all reasonable costs and expenses, if any, of the Bank in connection with the enforcement against Borrower of this Agreement, the Note and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of legal counsel with respect thereto) and (C) all reasonable costs, expenses and fees of the Bank in connection with any amendment, renegotiation or extension of this Agreement. The Borrower agrees to indemnify the Bank and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by the Borrower of the proceeds of the Loan, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION 7.04 SHALL SURVIVE THE REPAYMENT IN FULL OF THE NOTE AND THE OBLIGATIONS AND ALL AMOUNTS DUE UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS.

                  Section 7.05. Binding Effect; Assignment; Participation. This Agreement shall become effective when it shall have been executed by the Borrower and the Bank and it shall thereafter be binding upon and inure to the benefit of the Borrower, the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein.

                  Section 7.06. Notices. Except as specifically provided otherwise in this Agreement or in any of the other Loan Documents, all notices and the communications hereunder and thereunder shall be in writing or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail postage prepaid or by telex or telecopy and shall be deemed received in the case of personal delivery, when delivered against a receipt therefor, in the case of mailing, on the fourth Business Day after mailing, in the case of telex, upon transmittal, and in the case of telecopies, when transmitted, provided, that the sender of a telex or telecopy must immediately confirm such transmittal in writing or by telephone. A telephonic notice to the Bank, as understood by the Bank, will be deemed to be the controlling and proper notice in the event of a discrepancy with, or failure to receive, a confirming written notice.

                  Section 7.07. Usury. Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of applicable law limiting rates of interest which may be charged or collected by the Bank. Any payments of interest in excess of amounts permitted by applicable law limiting rates of interest shall be applied to reduce the Obligations.

                  Section 7.08. Table of Contents; Headings. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

                  Section 7.09. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  Section 7.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

                  Section 7.11. Integration. The Loan Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

                  Section 7.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (BUT NOT THE LAW OF CONFLICTS OF LAW) OF THE COMMONWEALTH OF PENNSYLVANIA.

                  Section 7.13. JURISDICTION; IMMUNITIES. THE BORROWER HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, ANY OTHER LOAN DOCUMENT, OR THE BANKING RELATIONSHIP GIVING RISE TO THIS AGREEMENT; AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA OR FEDERAL COURT. IN ANY SUCH ACTION OR PROCEEDING, THE BORROWER HEREBY ABSOLUTELY AND IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT, DECLARATION OR OTHER PROCESS AND HEREBY ABSOLUTELY AND IRREVOCABLY AGREE THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THEIR ADDRESSES SPECIFIED BELOW (OR AT SUCH OTHER ADDRESSES AS

THE BORROWER SHALL LAST SPECIFY TO THE BANK IN WRITING). THE BORROWER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE BORROWER FURTHER WAIVES ANY OBJECTION TO VENUE IN PHILADELPHIA AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN PHILADELPHIA ON THE BASIS OF FORUM NON CONVENIENCE. THE BORROWER FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE BANK WITH REGARD TO THIS CREDIT AGREEMENT SHALL BE BROUGHT ONLY IN PENNSYLVANIA OR UNITED STATES FEDERAL COURT SITTING IN PHILADELPHIA.

                  NOTHING IN THIS SECTION 7.13 SHALL AFFECT THE RIGHT OF THE BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

                  TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS AGREEMENT, THE NOTE, AND ANY OTHER LOAN DOCUMENT.

                  Section 7.14. WAIVER OF JURY TRIAL. THE Borrower WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS AGREEMENT OR UNDER THE NOTES, THE OTHER LOAN DOCUMENTS, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (B) ARISING FROM ANY BANKING RELATIONSHIP GIVING RISE TO THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       CITYSCAPE CORP.


                                       By: /s/ Cheryl P. Carl
                                           --------------------------------
                                       Its:  Senior Vice President
                                           --------------------------------

                                       CORESTATES BANK, N.A.


                                       By  /s/ Merle Hassler
                                           --------------------------------
                                         Name:   Merle Hessler
                                         Title:  Assistant Vice President

                                       Address for Notices:

                                       CoreStates Bank, N.A.
                                       F.C. 1-8-12-7
                                       1339 Chestnut Street
                                       Philadelphia, PA  19101-7558

                                       Attn:  Merle Hessler
                                              ------------------
                                       Telecopy No.:  (800) 854-2537